EXHIBIT 99.1

JOINT FILING AGREEMENT
PURSUANT TO RULE 13D-1(k)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate. After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated: October 13, 2022

GENERAL ATLANTIC SINGAPORE FUND PTE. LTD.

By:	/s/ Ong Yu Huat
	Name:	Ong Yu Huat
	Title:	Director

GENERAL ATLANTIC SINGAPORE INTERHOLDCO LTD.

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Director

GENERAL ATLANTIC PARTNERS (BERMUDA) III, L.P.

By:	General Atlantic GenPar (Bermuda), L.P., its General Partner

By:	GAP (Bermuda) L.P., its General Partner

By:	GAP (Bermuda) GP LIMITED, its General Partner

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GENERAL ATLANTIC PARTNERS (BERMUDA) IV, L.P.

By:	General Atlantic GenPar (Bermuda), L.P., its General Partner

By:	GAP (Bermuda) L.P., its General Partner

By:	GAP (Bermuda) GP LIMITED, its General Partner

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GENERAL ATLANTIC GENPAR (BERMUDA), L.P.

By:	GAP (Bermuda) L.P., its General Partner

By:	GAP (Bermuda) GP LIMITED, its General Partner

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GAP (BERMUDA) L.P.

By:	GAP (BERMUDA) GP LIMITED, its General Partner

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GENERAL ATLANTIC, L.P.

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GAP COINVESTMENTS III, LLC

By:	General Atlantic, L.P., its Managing Member

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GAP COINVESTMENTS IV, LLC

By:	General Atlantic, L.P., its Managing Member

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

2

GAP COINVESTMENTS V, LLC

By:	General Atlantic, L.P., its Managing Member

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GAP COINVESTMENTS CDA, L.P.

By:	General Atlantic, L.P., its General Partner

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

3